UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2023

Cascadia Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40762	86-2105250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 2nd Avenue, Suite 1200

Seattle, Washington 98104

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (206) 436-2550

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one Redeemable Warrant	CCAIU	The Nasdaq Stock Market LLC
Shares of Class A common stock	CCAI	The Nasdaq Stock Market LLC
Redeemable Warrants	CCAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into A Material Definitive Agreement.

Business Combination Agreement

On February 5, 2023, Cascadia Acquisition Corp., a Delaware corporation (“Cascadia”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Cascadia, CAC MergerSub, Inc., a Washington corporation (“Merger Sub”), and RealWear, Inc., a Washington corporation (“RealWear”). The Business Combination Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into RealWear, with RealWear surviving as a wholly-owned subsidiary of Cascadia (the “Merger”). The Merger and the other transactions contemplated by the Business Combination Agreement are referred to hereinafter as the “Business Combination.”

The Business Combination Agreement and the Business Combination were approved by the boards of directors of each of Cascadia and RealWear. The Business Combination is expected to close in the second half of 2023, following the receipt of the required approvals by the stockholders of Cascadia and shareholders of RealWear and the fulfillment of regulatory requirements and other customary closing conditions.

Business Combination Consideration

In accordance with the terms and subject to the conditions of the Business Combination Agreement: (i) immediately prior to the closing of the Merger (the “Closing”), the outstanding shares of each class of RealWear’s preferred stock will be converted into shares of common stock of RealWear; and (ii) at the Closing, (A) outstanding shares of common stock of RealWear (other than treasury shares and any Company Dissenting Shares (as defined in the Business Combination Agreement)), will be automatically converted into the right to receive shares of common stock of Cascadia (“Cascadia Shares”), (B) each of RealWear’s outstanding options will be converted into an option to purchase Cascadia Shares having substantially similar terms and conditions as such outstanding RealWear option, and (C) each of RealWear’s outstanding warrants will be converted into a warrant to acquire Cascadia Shares having substantially similar terms and conditions as such outstanding RealWear warrant, and in each case on the terms and subject to the conditions set forth in the Business Combination Agreement.

At Closing, Cascadia will issue and deposit 4,170,000 additional Cascadia Shares (the “Earn Out Shares”) in escrow. Eligible equityholders of RealWear will be entitled to receive the Earn Out Shares as follows: (i) one fifth of the Earn Out Shares will be distributed to eligible equityholders when the volume weighted average price of a Cascadia Share (“VWAP”) equals or exceeds $12.00 over any 20 trading days within any 30 consecutive trading day period during the five year period following the Closing (the “Earn Out Period”), (ii) one fifth of the Earn Out Shares will be distributed to eligible equityholders when the VWAP equals or exceeds $14.00 over any 20 trading days within any 30 consecutive trading day period during the Earn Out Period, (iii) one fifth of the Earn Out Shares will be distributed to eligible equityholders when the VWAP equals or exceeds $16.00 over any 20 trading days within any 30 consecutive trading day period during the Earn Out Period, (iv) one fifth of the Earn Out Shares will be distributed to eligible equityholders when the VWAP equals or exceeds $18.00 over any 20 trading days within any 30 consecutive trading day period during the Earn Out Period, and (v) one fifth of the Earn Out Shares will be distributed to eligible equityholders when the VWAP equals or exceeds $20.00 over any 20 trading days within any 30 consecutive trading day period during the Earn Out Period. Each Earn Out Share shall be registered in the name of the escrow agent and voted by the escrow agent in accordance with the recommendations of the board of directors of Cascadia, in each case, until vested in accordance with the terms of the Business Combination Agreement. No dividends shall be paid or accrue with respect to Earn Out Shares held within the escrow account. Any Earn Out Shares remaining in escrow following the expiration of the Earn Out Period will be distributed to Cascadia and promptly cancelled.

Representations and Warranties; Covenants

The Business Combination Agreement contains representations, warranties and covenants of each of the parties to the agreement that are customary for transactions of this type, including, among others, providing for, (i) the parties to conduct their respective businesses in the ordinary course in all material respects through the Closing, (ii) the parties to not initiate any negotiations or enter into any agreements for certain alternative transactions,

(iii) Cascadia to approve and adopt an incentive equity plan and employee stock purchase plan, in forms to be mutually agreed upon between Cascadia and RealWear, (iv) the parties to prepare, and Cascadia to file, a registration statement on Form S-4 (which will include a proxy statement for holders of Cascadia Shares) (the “Registration Statement”) relating to the Business Combination, and take certain other actions to obtain the requisite approval of Cascadia stockholders of certain proposals regarding the Business Combination and (iv) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies.. The parties have also agreed to take all action as may be necessary or reasonably appropriate such that, as of the Closing, the Cascadia board of directors will consist of seven directors, which will include one director designated by Cascadia and the remainder determined by RealWear, divided into three classes as nearly equal in number as possible, and otherwise meeting the independence and committee requirements of the Nasdaq rules.

Conditions to Each Party’s Obligations

The obligation of Cascadia and RealWear to consummate the Business Combination is subject to certain closing conditions, including, but not limited to, (i) the expiration or termination of the applicable waiting period or the obtaining of any consent or approval, in each case as required under applicable antitrust laws, (ii) the absence of any order, law or other legal restraint or prohibition entered, issued, enacted or promulgated by any court of competent jurisdiction or other governmental entity of competent jurisdiction enjoining or prohibiting the Business Combination, (iii) the effectiveness of the Registration Statement in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), registering the Cascadia Shares to be issued in the Merger, (iv) the required approvals of Cascadia’s stockholders, (v) the required approvals of RealWear’s shareholders, (iv) the conditional approval by Nasdaq of Cascadia’s listing application in connection with the Business Combination, and (v) Cascadia having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) remaining after the Closing. In addition to certain other customary closing conditions, (y) Cascadia’s obligation to consummate the Business Combination is also conditioned upon Cascadia’s receipt of lock-up agreements executed by the holders of an aggregate of 90% or more of RealWear’s outstanding common stock as of immediately prior to the Closing and (z) RealWear’s obligation to consummate the Business Combination is also conditioned upon the sum of the aggregate cash proceeds available for release to Cascadia or Merger Sub (the “Cascadia Parties”) from its trust account as of immediately prior to the Closing (after reduction for amounts payable to Cascadia stockholders with respect to valid redemptions of Cascadia Shares and payment of all unpaid transaction expenses of Cascadia and RealWear) plus the aggregate cash proceeds actually received in respect of applicable financing transactions (whether on or prior to the date of the Closing) equaling or exceeding $20,000,000.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including, but not limited to, (i) by mutual written consent of Cascadia and RealWear, (ii) by Cascadia if the representations and warranties of RealWear are not true and correct or if RealWear fails to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iii) by RealWear if the representations and warranties of the Cascadia Parties are not true and correct or if any Cascadia Party fails to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iv) subject to certain limited exceptions, by either Cascadia or RealWear if the Business Combination is not consummated by 11:59 P.M. (Pacific time) on August 31, 2023, (v) by either Cascadia or RealWear, if any governmental entity of competent jurisdiction shall have entered, issued, enacted or promulgated an order permanently enjoining or prohibiting or making illegal the consummation of the Merger and such order, law or other legal restraint has become final and nonappealable, (vi) by either Cascadia or RealWear if certain required approvals are not obtained from Cascadia stockholders after the conclusion of a meeting of Cascadia’s stockholders held for such purpose at which such stockholders voted on such approvals, (vii) by Cascadia if RealWear has not delivered to Cascadia a written consent of the RealWear shareholders approving the Business Combination and the transactions contemplated thereby (including the Merger) within two business days of the Registration Statement being declared effective under the Securities Act, and (viii) by RealWear if there has been a Cascadia Change in Recommendation (as defined in the Business Combination Agreement). In addition, the Business Combination Agreement may be terminated (i) by RealWear if, as of April 6, 2023, (a) the aggregate value of shares of Class A common stock, par value $0.0001 per share, of Cascadia (“Cascadia Class A Shares”) (based on a per-share value of each Cascadia Class A Share equal to the pro rata portion of Cascadia’s trust account as of such date) that are subject to valid and binding agreements between Cascadia and the holders of such Cascadia Class A Shares pursuant to which such holders have agreed to not redeem such Cascadia Class A Shares in connection with the consummation of the Business Combination plus (b) the aggregate purchase price committed to be paid on or prior to the date of the Closing by third-party investors pursuant to executed definitive agreements between Cascadia and such investors in respect of such financing transactions, does not equal or exceed $25,000,000; provided that such right to terminate the Business Combination Agreement must be exercised on or before April 13, 2023, and (ii) by Cascadia if RealWear has not delivered to Cascadia the Closing Company Audited Financial Statements (as defined in the Business Combination Agreement) by March 31, 2023.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement, except in the case of willful breach or fraud and for customary obligations that survive the termination thereof (such as confidentiality obligations).

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates, as specified therein. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts.

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, Cascadia, RealWear, Cascadia Acquisition Sponsor LLC (the “Sponsor”) and Cascadia’s independent directors entered into the Sponsor Letter Agreement (the “Sponsor Letter Agreement”), pursuant to which the Sponsor and the independent directors (collectively, the “Support Parties”) agreed to, among other things, (i) a lock-up on the transfer, subject to exceptions for specified permitted transfers, of the applicable Support Party’s shares of common stock of Cascadia and private placement warrants, if any, until the earlier of the Closing, the termination of the Business Combination Agreement or Cascadia’s liquidation, and (ii) vote in favor of each of the transaction proposals to be voted upon at the meeting of Cascadia’s stockholders, including approval of the Business Combination Agreement and the transactions contemplated thereby (including the Merger); provided that if the board of directors of Cascadia effects a Cascadia Change in Recommendation (as defined in the Business Combination Agreement), such voting obligations of the Support Parties will automatically be modified to require the Support Parties to vote in the same proportion to the votes cast by the holders of Cascadia Class A Shares.

A copy of the Sponsor Letter Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Sponsor Letter Agreement is qualified in its entirety by reference thereto.

Transaction Support Agreements

Concurrently with the execution of the Business Combination Agreement, certain shareholders of RealWear entered into Transaction Support Agreements with Cascadia (collectively, the “Transaction Support Agreements”), pursuant to which such parties have agreed to, among other things, support and vote in favor of (or deliver a written consent approving) the Business Combination Agreement (including the Merger) on the terms specified therein.

A copy of the form of Transaction Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Transaction Support Agreements is qualified in its entirety by reference thereto.

Lock-Up Agreement

Concurrently with the execution of the Business Combination Agreement, Cascadia, the Sponsor, the directors and officers of Cascadia, Cascadia’s anchor investors and shareholders of RealWear entered into a lock-up agreement (the “ Lock-Up Agreement”), pursuant to which, among other things, such holders agreed not to effect any transfer of shares of common stock of Cascadia for a period of 180 days following the closing of the Business Combination, in each case subject to, and conditioned upon and effective as of, the effective time of the Business Combination. The restrictions on transfers of Cascadia common stock set forth in the Lock-Up Agreement supersede similar restrictions set forth in (i) that certain Letter Agreement, dated August 25, 2021, by and among Cascadia, the Sponsor, and each of Cascadia’s officers and directors and (ii) those certain investment agreements, dated as of August 5, 2021, by and between Cascadia, the Sponsor, and each of Cascadia’s anchor investors.

A copy of the Lock-Up Agreement is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference, and the foregoing description of the Lock-Up Agreements is qualified in its entirety by reference thereto.

Important Information and Where to Find It

A full description of the terms of the proposed transaction will be provided in a registration statement on Form S-4 to be filed by Cascadia with the Securities and Exchange Commission (the “SEC”) that will include a prospectus with respect to Cascadia’s securities to be issued in connection with the Business Combination and a proxy statement with respect to the stockholder meeting of Cascadia to vote on the Business Combination. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Cascadia and RealWear urge their investors, stockholders, shareholders and other interested persons to read, when available, the proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about Cascadia, RealWear and the transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to stockholders of Cascadia as of a record date to be established for voting on the proposed Business Combination. Once available, stockholders of Cascadia will also be able to obtain a copy of the S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Cascadia Acquisition Corp., 1000 2nd Ave., Suite 1200, Seattle, Washington 98104, Attn: Secretary. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Cascadia and RealWear and their respective directors, executive officers, other members of management, and employees may, under SEC rules, be considered participants in the solicitation of proxies of Cascadia’s stockholders with respect to the potential transaction described in this Current Report on Form 8-K. Information about the persons who may, under SEC rules, be deemed to be participants in the solicitation of Cascadia’s stockholders in connection with the potential transaction will be set forth in Cascadia’s registration statement on Form S-4 containing the preliminary proxy statement/prospectus when it is filed with the SEC. Such stockholders will be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, once available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Cascadia Acquisition Corp., 1000 2nd Ave., Suite 1200, Seattle, Washington 98104, Attn: Secretary.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy the securities of Cascadia or RealWear, nor will there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities will be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between Cascadia and RealWear, the likelihood and ability or timing of the parties to successfully consummate the Business Combination, any anticipated future results and benefits of Cascadia and RealWear following the Business Combination, including future opportunities for Cascadia and RealWear, and other statements that are not historical facts. These statements are based on the current expectations of Cascadia’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Cascadia and RealWear. These statements are subject to a number of risks and uncertainties regarding Cascadia’s and RealWear’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement, including the ability to obtain a specified level of financing within the timeframe set forth in the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the stockholders of Cascadia or shareholders of RealWear for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Cascadia and RealWear; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of RealWear to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by Cascadia’s stockholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the Business Combination; costs related to the Business Combination; the acceptance of micro-display-based personal or near-eye displays in the market of mobile displays; the advancement in technology by other companies, including micro-displays, mobile computing electronics and operating systems; the issuance of patents from RealWear’s currently pending or future patent applications; the sufficiency in scope and strength of RealWear’s existing or future patents; the access of RealWear to third-party platforms or technologies on terms acceptable to it; and those factors discussed in Cascadia’s most recent Annual Report on Form 10-K and other filings with the SEC. There may be additional risks that Cascadia presently does not know or that Cascadia currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Cascadia’s expectations, plans or forecasts of future events and views as of the date of this communication. Cascadia anticipates that subsequent events and developments will cause Cascadia’s assessments to change. However, while Cascadia may elect to update these forward-looking statements at some point in the future, Cascadia specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Cascadia’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Business Combination Agreement, dated as of February 5, 2023, by and among Cascadia Acquisition Corp., CAC MergerSub, Inc., and RealWear, Inc.

10.1	Sponsor Letter Agreement

10.2	Form of Transaction Support Agreement

10.3	Form of Lock-Up Agreement

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*	Exhibits and schedules have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2023	CASCADIA ACQUISITION CORP.

	By:	/s/ Jamie Boyd
	Name:	Jamie Boyd
	Title:	Chief Executive Officer